Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2011 and 2010

	2nd Quarter
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$244,090	$234,586	$9,504
Natural gas distribution	86,309	99,139	(12,830)

Total operating revenues	330,399	333,725	(3,326)

Operating Expenses
Cost of gas	32,419	43,234	(10,815)
Operations and maintenance	103,232	109,945	(6,713)
Depreciation, depletion and amortization	65,629	62,476	3,153
Taxes, other than income taxes	21,095	18,256	2,839
Accretion expense	1,689	1,521	168

Total operating expenses	224,064	235,432	(11,368)

Operating Income	106,335	98,293	8,042

Other Income (Expense)
Interest expense	(9,463)	(9,844)	381
Other income	779	385	394
Other expense	(113)	(1,346)	1,233

Total other expense	(8,797)	(10,805)	2,008

Income Before Income Taxes	97,538	87,488	10,050
Income tax expense	34,213	31,945	2,268

Net Income	$63,325	$55,543	$7,782

Diluted Earnings Per Average Common Share	$0.87	$0.77	$0.10

Basic Earnings Per Average Common Share	$0.88	$0.77	$0.11

Diluted Avg. Common Shares Outstanding	72,420	72,089	331

Basic Avg. Common Shares Outstanding	72,065	71,844	221

Dividends Per Common Share	$0.135	$0.13	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2011 and 2010

	Year-to-date
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$460,882	$472,200	$(11,318)
Natural gas distribution	355,881	436,439	(80,558)

Total operating revenues	816,763	908,639	(91,876)

Operating Expenses
Cost of gas	164,168	240,390	(76,222)
Operations and maintenance	207,014	201,647	5,367
Depreciation, depletion and amortization	126,757	124,211	2,546
Taxes, other than income taxes	49,270	48,893	377
Accretion expense	3,338	3,007	331

Total operating expenses	550,547	618,148	(67,601)

Operating Income	266,216	290,491	(24,275)

Other Income (Expense)
Interest expense	(18,867)	(19,804)	937
Other income	2,009	723	1,286
Other expense	(276)	(870)	594

Total other expense	(17,134)	(19,951)	2,817

Income Before Income Taxes	249,082	270,540	(21,458)
Income tax expense	91,489	98,287	(6,798)

Net Income	$157,593	$172,253	$(14,660)

Diluted Earnings Per Average Common Share	$2.18	$2.39	$(0.21)

Basic Earnings Per Average Common Share	$2.19	$2.40	$(0.21)

Diluted Avg. Common Shares Outstanding	72,364	72,069	295

Basic Avg. Common Shares Outstanding	72,033	71,830	203

Dividends Per Common Share	$0.27	$0.26	$0.01

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending June 30, 2011 and 2010

	Trailing 12 Months
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$947,444	$907,089	$40,355
Natural gas distribution	539,214	651,644	(112,430)

Total operating revenues	1,486,658	1,558,733	(72,075)

Operating Expenses
Cost of gas	240,766	343,538	(102,772)
Operations and maintenance	434,532	405,385	29,147
Depreciation, depletion and amortization	250,411	248,310	2,101
Taxes, other than income taxes	85,338	85,594	(256)
Accretion expense	6,509	5,643	866

Total operating expenses	1,017,556	1,088,470	(70,914)

Operating Income	469,102	470,263	(1,161)

Other Income (Expense)
Interest expense	(38,283)	(39,612)	1,329
Other income	5,959	3,781	2,178
Other expense	(439)	(810)	371

Total other expense	(32,763)	(36,641)	3,878

Income Before Income Taxes	436,339	433,622	2,717
Income tax expense	160,192	155,627	4,565

Net Income	$276,147	$277,995	$(1,848)

Diluted Earnings Per Average Common Share	$3.83	$3.86	$(0.03)

Basic Earnings Per Average Common Share	$3.84	$3.87	$(0.03)

Diluted Avg. Common Shares Outstanding	72,143	71,971	172

Basic Avg. Common Shares Outstanding	71,952	71,770	182

Dividends Per Common Share	$0.53	$0.51	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2011 and 2010

	2nd Quarter
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$98,037	$120,588	$(22,551)
Oil	118,938	98,523	20,415
Natural gas liquids	21,482	14,611	6,871
Other	5,633	864	4,769

Total	$244,090	$234,586	$9,504

Production volumes
Natural gas (MMcf)	17,778	17,633	145
Oil (MBbl)	1,501	1,258	243
Natural gas liquids (MMgal)	22.6	19.0	3.6
Total production volumes (MMcfe)	30,012	27,897	2,115
Total production volumes (MBOE)	5,002	4,649	353

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$5.51	$6.84	$(1.33)
Oil (barrel)	$79.24	$78.34	$0.90
Natural gas liquids (gallon)	$0.95	$0.77	$0.18
Other data
Lease operating expense (LOE)
LOE and other	$50,712	$44,721	$5,991
Production taxes	14,192	10,646	3,546

Total	$64,904	$55,367	$9,537

Depreciation, depletion and amortization	$55,783	$50,586	$5,197
General and administrative expense	$15,089	$12,979	$2,110
Capital expenditures	$259,533	$72,352	$187,181
Exploration expenditures	$1,207	$18,677	$(17,470)
Operating income	$105,418	$95,456	$9,962

Natural Gas Distribution
Operating revenues
Residential	$51,370	$59,676	$(8,306)
Commercial and industrial	23,393	26,190	(2,797)
Transportation	11,961	11,683	278
Other	(415)	1,590	(2,005)

Total	$86,309	$99,139	$(12,830)

Gas delivery volumes (MMcf)
Residential	2,749	3,310	(561)
Commercial and industrial	1,662	1,853	(191)
Transportation	10,739	10,523	216

Total	15,150	15,686	(536)

Other data
Depreciation and amortization	$9,846	$11,890	$(2,044)
Capital expenditures	$22,297	$21,167	$1,130
Operating income	$1,163	$3,138	$(1,975)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2011 and 2010

	Year-to-date
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$193,636	$246,015	$(52,379)
Oil	222,194	192,498	29,696
Natural gas liquids	39,015	31,147	7,868
Other	6,037	2,540	3,497

Total	$460,882	$472,200	$(11,318)

Production volumes
Natural gas (MMcf)	35,112	35,045	67
Oil (MBbl)	2,865	2,444	421
Natural gas liquids (MMgal)	42.3	37.8	4.5
Total production volumes (MMcfe)	58,350	55,106	3,244
Total production volumes (MBOE)	9,725	9,184	541
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$5.51	$7.02	$(1.51)
Oil (barrel)	$77.55	$78.77	$(1.22)
Natural gas liquids (gallon)	$0.92	$0.82	$0.10
Other data
Lease operating expense (LOE)
LOE and other	$97,657	$88,560	$9,097
Production taxes	26,475	20,587	5,888

Total	$124,132	$109,147	$14,985

Depreciation, depletion and amortization	$107,131	$99,282	$7,849
General and administrative expense	$33,983	$28,162	$5,821
Capital expenditures	$399,856	$110,915	$288,941
Exploration expenditures	$1,821	$19,861	$(18,040)
Operating income	$190,477	$212,741	$(22,264)

Natural Gas Distribution
Operating revenues
Residential	$239,044	$301,082	$(62,038)
Commercial and industrial	90,299	110,480	(20,181)
Transportation	28,454	29,516	(1,062)
Other	(1,916)	(4,639)	2,723

Total	$355,881	$436,439	$(80,558)

Gas delivery volumes (MMcf)
Residential	15,340	18,272	(2,932)
Commercial and industrial	6,662	7,580	(918)
Transportation	23,709	23,205	504

Total	45,711	49,057	(3,346)

Other data
Depreciation and amortization	$19,626	$24,929	$(5,303)
Capital expenditures	$35,837	$37,527	$(1,690)
Operating income	$76,222	$78,393	$(2,171)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending June 30, 2011 and 2010

	Trailing 12 Months
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$431,556	$477,928	$(46,372)
Oil	434,321	352,886	81,435
Natural gas liquids	73,029	67,685	5,344
Other	8,538	8,590	(52)

Total	$947,444	$907,089	$40,355

Production volumes
Natural gas (MMcf)	70,998	71,731	(733)
Oil (MBbl)	5,552	4,930	622
Natural gas liquids (MMgal)	83.5	77.1	6.4
Total production volumes (MMcfe)	116,238	112,324	3,914
Total production volumes (MBOE)	19,373	18,721	652
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.08	$6.66	$(0.58)
Oil (barrel)	$78.23	$71.57	$6.66
Natural gas liquids (gallon)	$0.87	$0.88	$(0.01)

Other data
Lease operating expense (LOE)
LOE and other	$191,277	$181,094	$10,183
Production taxes	48,609	41,129	7,480

Total	$239,886	$222,223	$17,663

Depreciation, depletion and amortization	$211,670	$197,655	$14,015
General and administrative expense	$58,370	$57,936	$434
Capital expenditures	$1,006,723	$222,485	$784,238
Exploration expenditures	$46,544	$29,841	$16,703
Operating income	$384,465	$393,791	$(9,326)
Natural Gas Distribution
Operating revenues
Residential	$350,893	$431,550	$(80,657)
Commercial and industrial	138,871	167,327	(28,456)
Transportation	55,480	56,603	(1,123)
Other	(6,030)	(3,836)	(2,194)

Total	$539,214	$651,644	$(112,430)

Gas delivery volumes (MMcf)
Residential	21,531	24,907	(3,376)
Commercial and industrial	10,067	11,135	(1,068)
Transportation	46,983	44,838	2,145

Total	78,581	80,880	(2,299)

Other data
Depreciation and amortization	$38,739	$50,655	$(11,916)
Capital expenditures	$91,876	$79,362	$12,514
Operating income	$86,212	$78,296	$7,916